BLACKROCK FUNDS II
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Total Return Portfolio II

SUPPLEMENT DATED NOVEMBER 24, 2009
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This amendment relates to each of BlackRock International Bond Portfolio (the “International Bond Portfolio”), BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) and BlackRock Total Return Portfolio II (the “Total Return Portfolio II,” and collectively with the aforementioned, the “Portfolios”), each a series of BlackRock Funds II (the “Trust”).

Change in Investment Objective

The sections “Fund Overview — What is the Fund’s investment objective?” and “Details About the Fund — Investment Goal” with respect to each Portfolio’s current prospectus are amended to reflect the new investment objective of that Portfolio as described below. The investment objective of each Portfolio is not a fundamental policy and therefore can be changed by the Board of Trustees without shareholder approval.

The International Bond Portfolio currently has an investment objective “to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).”

Effective December 24, 2009, the International Bond Portfolio changed its investment objective to read as follows: “The fund seeks to maximize total return, consistent with income generation and prudent investment management.”

The Low Duration Portfolio currently has an investment objective “to seek to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index.”

Effective December 24, 2009, the Low Duration Portfolio changed its investment objective to read as follows: “The fund seeks to maximize total return, consistent with income generation and prudent investment management.”

The Total Return Portfolio II currently has an investment objective “to seek to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index.”

Effective December 24, 2009, the Total Return Portfolio II changed its investment objective to read as follows: “The fund seeks to maximize total return, consistent with income generation and prudent investment management.”

The change in investment objective is not expected to change the manner in which each Portfolio is currently managed.

Code# PR&SAI-ILDTR-SUP 1109